UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2024

A-MARK PRECIOUS METALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36347	11-2464169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Rosecrans Ave, Suite 6300
El Segundo, California		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 587-1477

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMRK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 24, 2024, A-Mark Precious Metals, Inc. (the "Company") entered into a Joinder, Incremental Assumption Agreement and Ninth Amendment to Credit Agreement (the "Credit Agreement Joinder, Assumption and Amendment") with the other loan parties thereto, the lenders party thereto and CIBC Bank USA as administrative agent for the lenders. A copy of the Credit Agreement Joinder, Assumption and Amendment is filed as Exhibit 10.1 to this Form 8-K, and the description of the Credit Agreement Joinder, Assumption and Amendment in this Item is qualified by reference to the Exhibit.

The Credit Agreement Joinder, Assumption and Amendment amends the Company’s Credit Agreement, dated December 21, 2021, as amended by amendments first through eight (the “Credit Agreement”), which provides for a revolving credit facility (the “Credit Facility”). The Credit Agreement Joinder, Assumption and Amendment adds three new lenders and modifies certain terms and conditions of the Credit Agreement.

Among other modifications, the Credit Agreement Joinder, Assumption and Amendment increases the total revolving commitment under the Credit Facility from $350 million to $422.5 million, increases the amount of Permitted Ownership Based Financing from $600 million to $700 million, increases the Swing Line Commitment Amount from $25 million to $65 million, and increases the Permitted Secured Lease Obligations from $100 million to $200 million.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1

Joinder, Incremental Assumption Agreement and Ninth Amendment to Credit Agreement, effective as of June 24, 2024, among the Company, the other loan parties party thereto, the lenders party thereto and CIBC Bank USA as administrative agent for the lenders.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A-MARK PRECIOUS METALS, INC.

Date:	June 26, 2024	By:	/s/ Carol Meltzer
		Name: Title:	Carol Meltzer General Counsel and Secretary